UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  May 30, 2013

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dana E. Putnam, Ph.D., Vice President and General Manager, Animal Nutrition and Health, notified Balchem Corporation (the “Company”) of his resignation from the Company, effective June 30, 2013 to pursue other endeavors. The Company thanks Dr. Putnam for his services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Dino A. Rossi
Dino A. Rossi, President &
Chief Executive Officer

Dated: June 5, 2013